SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                           [Amendment No. __________]

Filed by the Registrant                         |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:
|_|       Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|       Definitive Proxy Statement
|_|       Definitive Additional Materials
|_|       Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      Double Eagle Petroleum And Mining Co.
                      -------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|       No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               Not applicable

          2)   Aggregate number of securities to which transaction applies:

               Not applicable

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               Not applicable

          4)   Proposed maximum aggregate value of transaction:

               Not applicable

          5)   Total fee paid:

               Not applicable

|_|       Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.   Amount Previously Paid: Not applicable
          2.   Form Schedule or Registration Statement No.: Not applicable
          3.   Filing party: Not applicable
          4.   Date Filed: Not applicable

                      DOUBLE EAGLE PETROLEUM AND MINING CO.
                               777 Overland Trail
                              Casper, Wyoming 82601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on January 20, 1999

To our Shareholders:

     The Annual Meeting of Shareholders of Double Eagle Petroleum and Mining Co., a Wyoming corporation (the "Company"), will be held in the Overland Plaza Building, 777 Overland Trail, Casper Wyoming, on Wednesday, January 20, 1999 at 10:00 a.m., for the following purposes:

     1.   To elect five directors to the Company's Board Of Directors;

     2. To ratify the selection of Hocker, Lovelett, Hargens & Skogen, P.C. to serve as the Company's independent certified public accountants for the year ending August 31, 1999; and

     3. To transact any other business that properly may come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on December 4, 1998 are entitled to notice of, and to vote at, the annual shareholders' meeting.

     All shareholders are extended a cordial invitation to attend the Annual Meeting of Shareholders.

     By Order of the Board of Directors.




                                             CAROL A. OSBORNE
                                             Corporate Secretary
Casper, Wyoming
December 14, 1998


--------------------------------------------------------------------------------

THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                      [This page intentionally left blank.]

                                 PROXY STATEMENT
                      DOUBLE EAGLE PETROLEUM AND MINING CO.
                               777 Overland Trail
                              Casper, Wyoming 82601

                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                January 20, 1999

                               GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the management of Double Eagle Petroleum and Mining Co. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., in the Overland Plaza Building, 777 Overland Trail, Casper Wyoming, on Wednesday, January 20, 1999, and at any adjournment thereof. It is planned that this Proxy Statement and the accompanying proxy will be mailed to the Company's shareholders on or about December 14, 1998.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's corporate secretary, or by electing to vote in person at the Meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

     All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock (the "Common Stock"), with each share entitled to one vote. Only shareholders of record at the close of business on December 4, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On December 4, 1998, the Company had 3,932,651 shares outstanding. Cumulative voting in the election of directors is permitted. As a result, each shareholder of record as of the record date shall have the right to vote the number of shares owned by him for as many persons as there are director nominees or to cumulate his shares so as to give one candidate as many votes as the number of director nominees multiplied by the number of shares shall equal, or to distribute his votes on the same principle among as many candidates as the shareholder shall determine.

     An Annual Report to Shareholders, including financial statements for the fiscal year ended August 31, 1998, is being mailed to shareholders with this proxy statement, but that Annual Report does not constitute part of the proxy soliciting material.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect five members of the Board Of Directors of the Company. Each director will be elected to hold office until the next annual meeting of shareholders and thereafter until his successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the meeting is required to elect each director. Cumulative voting is permitted in the election of directors. See above, "GENERAL INFORMATION". In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors of the Company. Each of the nominees other than Thomas J. Vessels currently is a director of the Company. There is no nominating committee of the Board Of Directors.

     Each of the nominees has consented to be named in this proxy statement and to serve on the Board if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director of the Company. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees for director, including stock ownership and compensation, see "EXECUTIVE COMPENSATION", "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT", and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".


                                                         Expiration Of
                               Position With The            Term As           Initial Date
     Name              Age        Company(1)                Director          As Director
     ----              ---        ----------                --------          -----------

Stephen H. Hollis      48    Chief Executive Officer,   Next Annual Meeting    1989
                              President, Treasurer,
                              and Director

Tom R. Creager         40    Director                   Next Annual Meeting    1996

William N. Heiss       46    Director                   Next Annual Meeting    1996

Ken M. Daraie          40    Director                   Next Annual Meeting    1997

Thomas J. Vessels      49    Director                   Next Annual Meeting    Nominee(2)

----------------------------

(1) The Company has two executive officers who are not named in the above table, Carol A. Osborne and D. Steven Degenfelder. Ms. Osborne, 46, has served as Secretary of the Company since January 1996 and previously served as the Assistant Secretary from December 1989 until January 1996. In addition, Ms. Osborne has served as the Company's Office Manager since
     1981.  Mr.  Degenfelder,  42, has served as Vice  President  of the Company

                                       2

     since February 1998. After graduating from college in 1979, he held various land positions with Marathon Oil Company from 1979 to 1981, Paintbrush Petroleum Corporation from 1981 to 1985, Tyrex Oil Company from 1985 to 1995 and the Wyoming Office of State Lands and Investments from 1995 to 1997. Mr. Degenfelder is a Certified Professional Landman and received his degree in Business Administration from Texas Tech University in 1979.

(2) Mr. Vessels was nominated to serve as a director pursuant to an agreement with the Company described below under "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

     Stephen H. Hollis has served as the President and Chief Executive Officer of the Company since January 1994 and previously served as a Vice President of the Company from December 1989 through January 1994. Mr. Hollis has served as a Director of the Company since December 1989. Mr. Hollis has been the Vice President of Hollis Oil & Gas Co., a small oil and gas company, since January 1994 and been the President of Hollis Oil & Gas Co. from June 1986 through January 1994. Mr. Hollis was a geologist for an affiliate of United Nuclear Corporation from 1974 to 1977 and a consulting geologist from 1977 to 1979. In 1979, Mr. Hollis joined Marathon Oil Company and held various positions until 1986, when he founded Hollis Oil & Gas Co. Mr. Hollis is a past President of the Wyoming Geological Association and 1999 President of the Rocky Mountain Section of the American Association of Petroleum Geologists. Mr. Hollis received a B.A. Degree in Geology from the University of Pennsylvania in 1972 and a Masters Degree in Geology from Bryn Mawr College in 1974.

     Tom R. Creager has served as a Director of the Company since January 1996. Since October 1991, Mr. Creager has been President and Senior Portfolio Manager with Pinnacle West Asset Management, Inc., a firm engaged in investment management and research and as a consultant to CPA Consulting Group, P.C., working in the areas of taxation, business and financial consulting. From 1985 to 1991, he worked in public accounting, primarily in income tax areas. Mr. Creager served as a Director of Hollis Oil & Gas Co. from July 1989 until January 1998. From 1983 until 1985, Mr. Creager was employed by an oil and gas contractor and supply company as corporate controller. Mr. Creager received a B.A. Degree in Accounting from the University of Wyoming in 1983.

     William N. Heiss has served as a Director of the Company since January 1996. Mr. Heiss owned a mineral brokerage business until 1981, when he went into private law practice, emphasizing mineral and real property law. Mr. Heiss has served as a Director and the Secretary of Hollis Oil & Gas Co. since 1987 and as President from January 1994 until August 1998. He is a member of the Rocky Mountain Mineral Law Foundation, and the Natrona County and Wyoming Bar
Associations. Mr. Heiss received a B.A. Degree in mathematics from Indiana University in 1970 and a J.D. degree from the University of Wyoming in 1978.

     Ken M. Daraie has served as a Director of the Company since February 1997. Mr. Daraie began his career with Sun Exploration and Production Co. as a Petroleum Engineer from 1982 to 1990. In 1990, he joined Conoco, Inc. in Casper, where he held engineering positions until 1994. From 1994 to 1995, Mr. Daraie worked for the Fluor Daniel Corporation as Project Manager and Barlow & Haun, Inc. as General Manager. In 1995, Mr. Daraie founded Continental Industries, LLC, an independent oil and gas production/service company, where he currently serves as President. Mr. Daraie is a past Chairman of the Board of Energy West Federal Credit Union and currently serves on the Casper Planning and Zoning Commission. Mr. Daraie received a Bachelor's Degree in Physics from Baylor University in 1979 and a Bachelor of Science Degree in Petroleum Engineering from the University of Texas in 1982.

     Thomas J. Vessels has been nominated for election as a Director at the Annual Meeting of Shareholders. Mr. Vessels has served since October 1997 as the Managing Partner of Tundra Resources, LLC, a Denver, Colorado investment company that invests and facilitates investments in the Rocky Mountain region. Mr. Vessels served as Chairman of the Board of Vessels Energy Inc., formerly Vessels Oil & Gas Co., from 1995 until the sale of that company in March 1998. Mr. Vessels also served as President and Chief Executive Officer of Vessels Energy Inc. from 1984 until 1995. Vessels Energy Inc. was involved in natural gas and oil production and exploration as well as gas processing. Mr. Vessels received his B.A. degree from Gonzaga University in Spokane, Washington in 1972.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file with the Securities And Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended August 31, 1998, its officers, directors and holders of more than 10% of its outstanding Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its directors and officers.

     Board And Committee Meetings

     The Board Of Directors met six times during the year ended August 31, 1998, and each director participated in at least 75 percent of those meetings.

     The Board of Directors currently maintains a Compensation Committee and an Audit Committee. The Compensation Committee met one time during the fiscal year ended August 31, 1998 and both members of the Compensation Committee participated in that meeting. The Compensation Committee has the authority to establish policies concerning compensation and employee benefits for employees of the Company. The Compensation Committee reviews and makes recommendations concerning the Company's compensation policies and the implementation of those policies and determines compensation and benefits for executive officers. The Compensation Committee currently consists of Messrs. Creager and Heiss.

     The Audit Committee was formed to perform the following functions: recommending to the Board Of Directors the independent auditors to be employed by the Corporation; discussing the scope of the independent auditors' examination; reviewing the financial statements and the independent auditors' report; soliciting recommendations from the independent auditors regarding internal controls and other matters; establishing guidelines for the Board Of Directors to review related party transactions for potential conflicts of interest; reviewing potential conflict of interest situations where appropriate; making recommendations to the Board Of Directors; and performing other related tasks as requested by the Board Of Directors. During the year ended August 31, 1998, the Audit Committee, currently consisting of Messrs. Creager and Heiss, did not meet. The Audit Committee met on September 11, 1998 to discuss the audit for the year ended August 31, 1998.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Company's Chief Executive Officer and President. No employee of the Company received total salary and bonus exceeding $100,000 during any of the last three fiscal years.


                               Annual Compensation

                                                                 Long-term
Name and                 Fiscal Year    Salary        Bonus      Compensation--   Other Annual
Principal Position       Ended          ($)(1)        ($)        Options (#)      Compensation ($)
------------------       -----          -------       -------    --------------   ----------------

Stephen H. Hollis,       1998           $72,000       $20,100    50,000           -0-
Chief Executive
Officer and President    1997           $72,000       -0-        50,000           -0-

                         1996           $53,700       -0-        50,000           -0-

------------------

(1)  The dollar value of base salary (cash and non-cash) received.



Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended August 31, 1998 to the Company's Chief Executive Officer and President. See "--Stock Option Plans".


                    Option Grants For Fiscal Year Ended August 31, 1998
                    ---------------------------------------------------

                                           % of Total
                                           Options Granted
                             Options       to Employees in    Exercise or Base   Expiration
Name                         Granted (#)   Fiscal Year        Price ($/Share)    Date
----                         -----------   -----------        ---------------    ----

Stephen H. Hollis,           50,000        45.5%              $1.75              1/23/2001
  Chief Executive Officer
  and President


                                       5

Aggregated Option Exercises And Fiscal Year-End Option Value Table.

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended August 31, 1998 by the Company's
Chief Executive Officer and President, and the fiscal year-end value of unexercised options held by the Chief Executive Officer and President.


                                        Aggregated Option Exercises
                                  For Fiscal Year Ended August 31, 1998
                                        And Year-End Option Values

                                                                                           Value of
                                                                                           Unexercised
                                                                      Number of            In-The-Money
                                                                      Unexercised          Options at
                                                                      Options at Fiscal    Fiscal Year-End
                                                                      Year-End (#)(3)      ($)(4)
                             Shares
                             Acquired on         Value                Exercisable/         Exercisable/
Name                         Exercise (#)(1)     Realized ($)(2)      Unexercisable        Unexercisable
------------------------     ---------------     ---------------      -------------        -------------
Stephen H. Hollis,                70,000             $70,000            150,000/0            $22,250/$0
 Chief Executive Officer
 and President

--------------------

(1) The number of shares received upon exercise of options during the fiscal year ended August 31, 1998.

(2)  With respect to options  exercised  during the Company's  fiscal year ended
     August 31, 1998, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of August 31, 1998, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of August 31, 1998, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those exercised options, based on the bid price of the Company's Common Stock on August 31, 1998. The closing bid price for the Company's Common Stock on August 31, 1998 was $1.50 per share.


Stock Option Plans

     The 1993 Stock Option Plan. In November 1992, the Board Of Directors of the Company approved the Company's Stock Option Plan (1993) (the "1993 Plan"), which subsequently was approved by the Company's shareholders. Pursuant to the 1993 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees of the Company, including officers and directors who are salaried employees who have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company. The options granted pursuant to the 1993 Plan are intended to be incentive options qualifying for beneficial tax treatment for the recipient. The 1993 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1993 Plan. At August 31, 1998, options to purchase 170,000 shares were outstanding under the 1993 Plan. As a result, options to purchase an additional 30,000 shares could be granted under the 1993 Plan.

     The 1996 Stock Option Plan. In May 1996, the Board of Directors of the Company approved the Company's 1996 Stock Option Plan (the "1996 Plan"), which subsequently was approved by the Company's shareholders. Pursuant to the 1996 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 1996 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 1996 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1996 Plan. At August 31, 1998, options to purchase 180,000 shares of Common Stock were outstanding under the 1996 Plan and options to purchase 20,000 could be granted under the 1996 Plan.

Compensation Of Outside Directors

     Directors of the Company who are not also employees of the Company ("Outside Directors") are paid $400 for each meeting of the Board Of Directors that they attend. In addition, each Outside Director receives 2,000 shares of Common Stock each year. Directors also are reimbursed for expenses incurred in attending meetings and for other expenses incurred on behalf of the Company. In January 1998, each Outside Director was granted options to purchase 10,000 shares of Common Stock for $1.75 per share. These options expire January 23, 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table summarizes certain information as of December 4, 1998 with respect to the beneficial ownership of the Company's Common Stock (i) by the Company's directors and nominees for director, (ii) by shareholders known by the Company to own 5% or more of the Company's Common Stock, and (iii) by all officers and directors as a group.

                                                   As Of December 4, 1998
                                               ------------------------------
                                                                Percentage Of
                                                                    Class
Name And Address Of                              Number Of       Beneficially
Beneficial Owner                                  Shares            Owned
--------------------------                     -------------     ------------

Stephen H. Hollis (6)                             656,900(2)        16.0%
2037 S. Poplar
Casper, Wyoming 82601

William N. Heiss (6)                              386,000(3)         9.8%

Tom R. Creager(6)                                  11,500(4)            *

Ken M. Daraie                                      14,000(5)            *

Thomas J. Vessels(7)                              336,500(7)         8.2%

Directors and Officers as a group              798,600(1)(2)        18.9%
(Six Persons)                                      (3)(5)(6)

Hollis Oil & Gas Co. (6)                             350,000         8.9%

Laudon Family Trust                                  380,347         9.7%
3737 West 46th
Casper, Wyoming 82604

---------------

     *    Less than one percent.

     (1) Includes options held by Ms. Osborne to purchase 20,000 shares for $1.375 per share that expire February 24, 2000 and options to purchase 20,000 shares for $1.75 per share that expire January 23, 2001.

     (2) Includes options held by Mr. Hollis to purchase 50,000 shares for $1.18 per share that expire January 22, 1999, options to purchase 50,000 shares for $1.375 per share that expire February 24, 2000, options to purchase 50,000 shares for $1.75 per share that expire January 23, 2001, and Warrants to purchase 21,000 shares for $3.00 per share that expire on December 17, 2001. In addition to 135,900 shares owned directly by Mr. Hollis, the table above includes 350,000 shares of the Company's Common Stock owned by Hollis Oil & Gas Co. Mr. Hollis is an officer, director and 51 percent owner of Hollis Oil & Gas Co.

     (3) Includes 12,000 shares and Warrants to purchase 10,000 shares for $3.00 per share that expire on December 17, 2001 that are held by a trust for which Mr. Heiss serves as trustee and of which Mr. Heiss is a beneficiary, Mr. Heiss' individual retirement account ("IRA"), and Mr. Heiss' wife's IRA. Also includes options to purchase 10,000 shares for $1.75 per share that expire January 23, 2001. Also includes 350,000 shares owned by Hollis Oil & Gas Co. Mr. Heiss is an officer, director and 30% beneficial owner of Hollis Oil & Gas Co.

     (4) Includes options to purchase 10,000 shares for $1.75 per share that expire January 23, 2001.

     (5) Includes options to purchase 10,000 shares for $1.75 per share that expire January 23, 2001.

     (6) The shares owned by Hollis Oil & Gas Company are shown or included as beneficially owned four times in the table. The shares are shown as beneficially owned by each of Hollis Oil & Gas Company, Mr. Hollis, Mr. Heiss, and also as part of the shares beneficially owned by Directors and Officers as a group.

     (7) Includes warrants to purchase 75,000 shares for $1.375 per share that expire October 16, 2003 and options to purchase 36,500 shares for $1.375 per share that expire October 16, 2001. Also includes 75,000 shares and warrants to purchase 75,000 shares for $1.375 per share that expire October 16, 2003 that are held by Mr. Vessels' wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and certain directors, officers and shareholders of the Company are joint holders in proved and unproved oil and gas properties. During the normal course of business, the Company pays or receives monies and in turn bills or pays the interest holders for their respective joint interest shares. These transactions are immaterial in amount when compared to the Company's total receipts and expenditures. They are accounted for as part of the normal joint interest billing function.

     In October 1998, the Company commenced a private offering of units of Common Stock and Common Stock Purchase Warrants for $1.375 per unit. Each unit consists of one share of Common Stock and a warrant to purchase one share of Common Stock for $1.375 per share until October 16, 2003. The warrants are redeemable by the Company at a price of $.001 per warrant commencing in April 2001 if the Company's Common Stock trades at a price of at least $3.00 for 20 of the 30 trading days preceding the date on which the Company gives notice of redemption. Thomas J. Vessels and his wife purchased 150,000 of the units. In addition, the Company entered into a consulting agreement with Mr. Vessels pursuant to which Mr. Vessels will assist the Company in locating possible oil and gas transactions in which the Company may participate. This agreement is in effect until January 30, 2000. The Company agreed to issue to Mr. Vessels options to purchase 36,500 shares of Common Stock for $1.375 per share until October 16, 2001 and to reimburse Mr. Vessels for up to $1,000 per month in expenses incurred in performing services on behalf of the Company. The Company also agreed to cause Mr. Vessels to be elected to the Board of Directors and to nominate Mr. Vessels to serve as a director. Mr. Vessels has been nominated for election as a director at the Annual Meeting of Shareholders pursuant to this agreement.

                       PROPOSAL TO RATIFY THE SELECTION OF
                    HOCKER, LOVELETT, HARGENS & SKOGEN, P.C.,
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board Of Directors recommends that the shareholders of the Company vote in favor of ratifying the selection of the firm of Hocker, Lovelett, Hargens & Skogen, P.C., Certified Public Accountants, as the auditors who will continue to audit financial statements and perform other accounting and consulting services for the Company for the fiscal year ending August 31, 1999 or until the Board Of Directors, in its discretion, replaces them.

     An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board may reconsider its selection of Hocker, Lovelett, Hargens & Skogen, P.C. It is expected that one or more representatives of Hocker, Lovelett, Hargens & Skogen, P.C. will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

                                VOTING PROCEDURES

     Votes at the meeting are counted by inspectors of election appointed by the chairman of the meeting. If a quorum is present, an affirmative vote of the majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration unless a different number of votes is required by statute or the Company's Articles Of Incorporation. Abstentions by those present at the meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                             SHAREHOLDER PROPOSALS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     Proposals of security holders intended to be presented at the next annual meeting must be received by the Company by July 20, 1999 in order to be included in the proxy statement and form of proxy relating to that meeting.

     Pursuant to Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, the Company hereby notifies its shareholders that the proxies solicited by the Company in connection with the Company's annual meeting to be held in January 2000 will confer discretionary authority to vote on matters raised by shareholders for which the Company did not have notice on or before December 6, 1999. In addition, if the Company receives notice on or before December 6, 1999 of a matter that a shareholder intends to raise at the annual meeting of shareholders to be held in 2000, the proxies solicited by the Company may exercise discretion to vote on each such matter if the Company includes in its proxy statement advice on the nature of the matter raised and how the Company intends to exercise its discretion to vote on each such matter. However, the Company may not exercise discretionary voting authority on a particular proposal if the proponent of that proposal provides the Company with a written statement, on or before December 6, 1999, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry the proposal (the

"Required Percentage"), which would be a majority of the Company's outstanding common stock or a majority of the shares of common stock represented at the meeting, depending on the nature of the proposal, if the proponent includes the same statement in its proxy materials filed under Rule 14a-6, and if the proponent, immediately after soliciting the holders of the Required Percentage, provides the Company with a statement from any solicitor or any other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to the holders of the Required Percentage.

                     AVAILABILITY OF REPORTS ON FORM 10-KSB

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 1998 TO ANY OF THE COMPANY'S SHAREHOLDERS OF RECORD OR TO ANY SHAREHOLDER WHO OWNS THE COMPANY'S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE AT THE CLOSE OF BUSINESS ON DECEMBER 4, 1999. ANY REQUEST FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE SECRETARY, DOUBLE EAGLE PETROLEUM AND MINING CO., P.O. BOX 766, CASPER, WYOMING 82601.

                                 OTHER BUSINESS

     The Company's management does not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.

                                         CAROL A. OSBORNE
                                         Corporate Secretary


                                    * * * * *

                       DOUBLE EAGLE PETROLEUM & MINING CO.

PROXY                                                                      PROXY


               MANAGEMENT PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD WEDNESDAY, JANUARY 20, 1999


     The undersigned shareholder of Double Eagle Petroleum & Mining Co. acknowledges receipt of the notice of Annual Meeting Of Shareholders, to be held Wednesday, January 20, 1999 at 10:00 A.M., at the Overland Plaza Building, 777 Overland Trail, Casper, Wyoming, and hereby appoints Stephen H. Hollis and Carol
A. Osborne, or either of them, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at the Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that the
Attorneys  and  Proxies  may do or  cause  to be  done  by  virtue  hereof.  The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1.   Election of Directors:

     _____FOR ALL NOMINEES (except as otherwise noted below)

     Authority to vote for the election of the five nominees listed below, with discretionary authority to cumulate and distribute the votes to which the undersigned is entitled among the nominees unless a different distribution of votes is indicated by marking after the nominee's name.

     _____WITHHOLD FROM ALL NOMINEES

     (INSTRUCTION: TO WITHHOLD FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

     Stephen H. Hollis       ____ Votes          Tom R. Creager     ____ Votes
     William N. Heiss        ____ Votes          Ken M. Daraie      ____ Votes
     Thomas J. Vessels       ____ Votes


2. Proposal to ratify the appointment of Hocker, Lovelett, Hargens & Skogen, P.C. as the independent auditors of the Company for the fiscal year ending August 31, 1999.

     ____ FOR                      ____ AGAINST                     ____ ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1 and 2.                                                           ---

                                       Date:_____________________________, 199__


                                       Signature________________________________



                                       Signature________________________________


                                       Please  sign  your  name  exactly  as  it
                                       appears on the shareholder label attached
                                       to this  proxy  card.  If shares are held
                                       jointly,   each   holder   should   sign.
                                       Executors,     trustees,     and    other
                                       fiduciaries   should  so  indicate   when
                                       signing.


NOTE:  Securities Dealers please       PLEASE SIGN, DATE AND RETURN THIS
state the number of shares voted       PROXY IMMEDIATELY.
by this proxy

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